UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 27, 2017

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION	38-2726431
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

1-5611	CONSUMERS ENERGY COMPANY	38-0442310
(A Michigan Corporation)
One Energy Plaza
Jackson, Michigan 49201
(517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:       CMS Energy Corporation ☐       Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange  Act.           CMS Energy Corporation ☐       Consumers Energy Company ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2017, CMS Energy Corporation (“CMS Energy”) and Barclays Bank PLC (“Barclays”), as Agent for itself and the other financial institutions (the “Banks”) named in the $550 million Third Amended and Restated Revolving Credit Agreement dated as of May 27, 2015 between CMS Energy, the Banks and the Agent (the “CMS Agreement”), agreed to extend the termination date of the CMS Agreement. The Agreement was previously filed as Exhibit 10.1 to the Form 8-K filed June 1, 2015 and is incorporated herein by reference. Subject to the terms of the Agreement, effective as of May 27, 2017, the termination date will extend for a period of one year to May 27, 2022.

Obligations under the CMS Agreement will continue to be secured by Consumers Energy Company (“Consumers”) common stock pursuant to the Pledge and Security Agreement dated as of March 31, 2011, made by CMS Energy to Barclays, as Administrative Agent for the Banks, as defined therein.

On May 27, 2017, Consumers and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Agent for itself and other Banks named in the $650 million Fourth Amended and Restated Revolving Credit Facility dated as of May 27, 2015 between Consumers, the Banks and the Agent (the “Consumers Agreement”), agreed to extend the termination date of the Consumers Agreement.  The Consumers Agreement was previously filed as Exhibit 10.2 to the Form 8-K filed June 1, 2015 and is incorporated herein by reference. Subject to the terms of the Agreement, effective as of May 27, 2017, the termination date will extend for a period of one year to May 27, 2022.

Obligations under the Consumers Agreement in the amount of $500 million will continue to be secured by first mortgage bonds of Consumers issued pursuant to the 114th Supplemental Indenture dated as of March 31, 2011 between Consumers and The Bank of New York Mellon, Trustee. The additional obligations under the Consumers Agreement in the amount of $150 million will continue to be secured by first mortgage bonds of Consumers issued pursuant to the 123rd Supplemental Indenture dated as of December 20, 2013 between Consumers and The Bank of New York Mellon, Trustee.

Barclays, JPMorgan and the Banks have provided banking and underwriting services to CMS Energy and Consumers in the ordinary course of business.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Description of the $550 million Third Amended and Restated Revolving Credit Agreement Extension

10.2	Description of the $650 million Fourth Amended and Restated Revolving Credit Agreement Extension

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: June 1, 2017	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: June 1, 2017	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and
Chief Financial Officer

Exhibit Index

10.1	Description of the $550 million Third Amended and Restated Revolving Credit Agreement Extension

10.2	Description of the $650 million Fourth Amended and Restated Revolving Credit Agreement Extension